Exhibit 99.1

Press Release – For Immediate Release

October 17, 2005

Contact:

Penns Woods Bancorp, Inc.

Mr. Ronald A. Walko

President and Chief Executive Officer

115 South Main Street

Jersey Shore, PA  17740

570-322-1111

Penns Woods Bancorp, Inc. Announces 2005 Third Quarter Earnings

Jersey Shore, PA – Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported net income for the three and nine months ended September 30, 2005 of $2,948,000 and $8,423,000 compared to $2,826,000 and $8,303,000 for the same periods of 2004.  Basic and dilutive earnings per share for the three and nine months ended September 30, 2005 were $0.89 and $2.54 as compared to $0.85 and $2.50 for the three and nine months ended September 30, 2004.  Return on average assets and return on average equity was 2.12% and 16.54% for the three months ended September 30, 2005 as compared to 2.07% and 16.07% for the corresponding period of 2004.  The nine month earnings results correlate to a return on average assets and return on average equity of 2.05% and 14.94% as compared to 2.07% and 15.62% for the nine months ended September 30, 2004.

Net income from core operations for the three and nine months ended September 30, 2005, excluding security gains, were $2,581,000 and $7,199,000, respectively.  Operating earnings for the three and nine months ended September 30, 2005 were impacted by additional bank-owned life insurance revenue of $196,000.   Earnings for 2005 have also been impacted by the opening of our new North Atherton Street branch in State College in May 2005.

The net interest margin has increased for the nine months ended September 30, 2005 to 4.52% from 4.47% for the corresponding period of 2004.  The increase is due to several factors including a shift in the investment portfolio to tax-exempt bonds.  In addition, the growth in average earning assets of $10,407,000 was funded primarily with growth in average interest bearing deposits of $2,904,000 and growth of average demand deposits of $5,658.000.

Total assets increased $11,150,000 or 1.99% to $570,419,000 from $559,269,000 at September 30, 2004.  A continued emphasis on commercial loans has led to an increase in the net loan portfolio of $13,676,000 from September 2004 to 2005.  In addition to the loan growth, an investment in a low income housing complex was undertaken during the third quarter as part of the company’s reinvestment into the community and for corporate tax planning purposes.

“During the third quarter, we continued our focus on growing the company by following our game plan of making quality loans and providing quality customer service to each and every customer.   The quality service is a result of the corporate team approach that has been developed over the years and the high service standards that our employees, management, and directors have set.  It is our employees that have brought about our success and our employees that will continue to foster the growth and success of the company” stated Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

Shareholders’ equity increased $2,108,000 to $74,490,000 at September 30, 2005 as earnings outpaced a decline in accumulated other comprehensive income of $2,113,000.  The current level of shareholders’ equity equates to a book value per share of $22.43 as compared to $21.81 at September 30, 2004.  During the three months ended September 30, 2005 a dividend of $0.47 per share was paid to shareholders.  The dividend represented a 34.3% increase over the dividend of $0.35 paid during the comparable period of 2004 and an increase of $0.01 or 2.2% over the second quarter 2005 dividend.  A dividend of $1.38 has been paid during the nine months ended September 30, 2005 as compared to $1.05 for the comparable period of 2004 an increase of $0.33 or 31.4%.  “The Board of Directors, during the first quarter of 2005, decided to substantially increase the quarterly dividend as a result of continued profitability and the decision to discontinue special dividends.  This will create value for our shareholders as they will receive an increased quarterly dividend, while the company eliminates the cost associated with the distribution of the special dividend,” commented Mr. Walko. The range of closing prices for Penns Woods Bancorp, Inc. “PWOD” stock was between $44.11 and $45.96 during the three months ended September 30, 2005 and between $44.11 and $50.00 for the nine months ended September 30, 2005.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by PWOD, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature. Because certain of these items and their impact on PWOD’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of PWOD’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements which are other than statements of historical fact.  PWOD cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of PWOD herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on PWOD’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.

Previous press releases and additional information can be obtained from the company’s website at www.jssb.com.

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

Contact:	Ronald A. Walko
(570) 322-1111
(888) 412-5772 (Toll-Free in Pennsylvania)
email-jssb@jssb.com

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	September 30,	September 30,
(In Thousands, Except Share Data)	2005	2004	% Change

ASSETS:
Noninterest-bearing balances	$13,113	$16,895	-22.4%
Interest-bearing deposits in other financial institutions	27	32	-15.6%
Total cash and cash equivalents	13,140	16,927	-22.4%

Investment securities, available for sale, at fair value	192,039	200,088	-4.0%
Investment securities held to maturity (fair value of $241 and $664)	266	658	-59.6%
Loans held for sale	3,908	6,675	-41.5%
Loans, net of unearned discount of $1,025 and $1,079	330,651	316,731	4.4%
Less: Allowance for loan and lease losses	3,492	3,248	7.5%
Loans, net	327,159	313,483	4.4%

Premises and equipment, net	6,141	4,692	30.9%
Accrued interest receivable	2,520	2,168	16.2%
Bank-owned life insurance	10,627	9,178	15.8%
Goodwill	3,032	3,032	0.0%
Other assets	11,587	2,368	389.3%
TOTAL ASSETS	$570,419	$559,269	2.0%

LIABILITIES:
Interest-bearing deposits	$291,137	$303,041	-3.9%
Noninterest-bearing deposits	72,053	70,046	2.9%
Total deposits	363,190	373,087	-2.7%

Short-term borrowings	40,410	33,669	20.0%
Long-term borrowings, Federal Home Loan Bank(FHLB)	84,478	75,878	11.3%
Accrued interest payable	1,118	879	27.2%
Other liabilities	6,733	3,374	99.6%
TOTAL LIABILITIES	495,929	486,887	1.9%

SHAREHOLDERS’ EQUITY:
Common stock, par value $10.00, 10,000,000 shares authorized; 3,332,399 and 3,327,457 shares issued	33,324	33,274	0.2%
Additional paid-in capital	17,711	17,581	0.7%
Retained earnings	22,102	17,839	23.9%
Accumulated other comprehensive gain	1,914	4,027	-52.5%
Less: Treasury stock at cost, 12,810 and 8,000 shares	(561)	(339)	65.5%
TOTAL SHAREHOLDERS’ EQUITY	74,490	72,382	2.9%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$570,419	$559,269	2.0%

See accompanying notes to the unaudited consolidated financial statements.

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2005	2004	% Change	2005	2004	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$5,899	$5,550	6.3%	$17,070	$15,578	9.6%
Investment Securities:
Taxable	967	1,698	-43.1%	3,445	5,278	-34.7%
Tax-exempt	969	422	129.6%	2,246	1,133	98.2%
Dividend	278	254	9.4%	873	794	9.9%
TOTAL INTEREST AND DIVIDEND INCOME	8,113	7,924	2.4%	23,634	22,783	3.7%

INTEREST EXPENSE:
Deposits	1,537	1,227	25.3%	4,151	3,544	17.1%
Short-term borrowings	199	131	51.9%	545	367	48.5%
Long-term borrowings	965	871	10.8%	2,711	2,584	4.9%
TOTAL INTEREST EXPENSE	2,701	2,229	21.2%	7,407	6,495	14.0%

NET INTEREST INCOME	5,412	5,695	-5.0%	16,227	16,288	-0.4%

PROVISION FOR LOAN LOSSES	180	165	9.1%	540	315	71.4%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,232	5,530	-5.4%	15,687	15,973	-1.8%

NON-INTEREST INCOME:
Service charges	612	499	22.6%	1,603	1,497	7.1%
Securities gains, net	556	407	36.6%	1,854	1,535	20.8%
Bank-owned life insurance	288	90	220.0%	475	270	75.9%
Insurance commissions	507	637	-20.4%	1,802	1,796	0.3%
Other operating income	321	322	-0.3%	964	944	2.1%
TOTAL NON-INTEREST INCOME	2,284	1,955	16.8%	6,698	6,042	10.9%

NON-INTEREST EXPENSES:
Salaries and employee benefits	2,130	1,948	9.3%	6,323	5,813	8.8%
Occupancy expense, net	215	231	-6.9%	838	704	19.0%
Furniture and equipment expense	308	226	36.3%	717	721	-0.6%
Pennsylvania shares tax expense	138	131	5.3%	417	377	10.6%
Other operating expenses	1,031	973	6.0%	3,035	2,820	7.6%
TOTAL NON-INTEREST EXPENSES	3,822	3,509	8.9%	11,330	10,435	8.6%

INCOME BEFORE INCOME TAX PROVISION	3,694	3,976	-7.1%	11,055	11,580	-4.5%
INCOME TAX PROVISION	746	1,150	-35.1%	2,632	3,277	-19.7%
NET INCOME	$2,948	$2,826	4.3%	$8,423	$8,303	1.4%

EARNINGS PER SHARE - BASIC	$0.89	$0.85	4.7%	$2.54	$2.50	1.6%

EARNINGS PER SHARE - DILUTED	$0.89	$0.85	4.7%	$2.54	$2.50	1.6%

WEIGHTED AVERAGE SHARES OUTSTANDING-BASIC	3,310,719	3,319,457	-0.3%	3,311,213	3,320,249	-0.3%

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED	3,312,464	3,323,608	-0.3%	3,313,141	3,323,908	-0.3%

DIVIDNEDS PER SHARE	$0.47	$0.35	34.3%	$1.38	$1.05	31.4%

See accompanying notes to the unaudited consolidated financial statements.

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	September 30, 2005			September 30, 2004
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Tax-exempt loans	$7,959	$126	6.28%	$1,446	$20	5.49%
All other loans	323,952	5,816	7.12%	311,794	5,537	7.05%
Total Loans	331,911	5,942	7.10%	313,240	5,557	7.04%

Taxable securities	105,186	1,245	4.73%	171,440	1,952	4.55%
Tax-exempt securitites	90,551	1,468	6.48%	34,800	639	7.34%
Total securities	195,737	2,713	5.54%	206,240	2,591	5.03%

Total interest-earning assets	527,648	8,655	6.52%	519,480	8,148	6.24%

Other assets	28,941			27,588

Total assets	$556,589			$547,068

Savings	$64,786	126	0.77%	$71,081	148	0.83%
Super Now deposits	50,001	106	0.84%	63,017	126	0.79%
Money market deposits	28,427	109	1.52%	35,031	98	1.11%
Time deposits	155,144	1,196	3.06%	131,579	855	2.58%
Total Deposits	298,358	1,537	2.04%	300,708	1,227	1.62%

Short-term borrowings	27,069	199	2.92%	30,287	131	1.72%
Long-term borrowings	84,478	965	4.53%	75,878	871	4.55%
Total borrowings	111,547	1,164	4.14%	106,165	1,002	3.74%

Total interest-bearing liabilities	409,905	$2,701	2.61%	406,873	$2,229	2.17%

Demand deposits	70,472			65,717
Other liabilities	4,906			4,137
Shareholders’ equity	71,306			70,341

	$556,589			$547,068
Interest rate spread			3.91%			4.07%
Net interest income/margin		$5,954	4.49%		$5,919	4.54%

	For the Three Months Ended September 30,
	2005	2004

Total interest income	$8,113	$7,924
Total interest expense	2,701	2,229

Net interest income	$5,412	$5,695
Tax equivalent adjustment	542	224

Net interest income (fully taxable equivalent)	$5,954	$5,919

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Nine Months Ended
	September 30, 2005			September 30, 2004
	9/30/2005			9/30/2004
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Tax-exempt loans	$4,500	$186	5.53%	$1,385	$65	6.27%
All other loans	323,151	16,947	7.01%	294,177	15,535	7.06%
Total Loans	327,651	17,133	6.99%	295,562	15,600	7.06%

Taxable securities	120,425	4,318	4.78%	177,572	6,072	4.56%
Tax-exempt securitites	67,226	3,403	6.75%	31,761	1,717	7.21%
Total securities	187,651	7,721	5.49%	209,333	7,789	4.96%

Total interest-earning assets	515,302	24,854	6.44%	504,895	23,389	6.19%

Other assets	33,361			29,393

Total assets	$548,663			$534,288

Savings	$65,868	382	0.78%	$69,776	432	0.83%
Super Now deposits	51,680	324	0.84%	53,868	276	0.69%
Money market deposits	30,398	306	1.35%	35,264	292	1.11%
Time deposits	144,159	3,139	2.91%	130,293	2,544	2.61%
Total Deposits	292,105	4,151	1.90%	289,201	3,544	1.64%

Short-term borrowings	28,268	545	2.58%	31,683	367	1.55%
Long-term borrowings	79,587	2,711	4.55%	75,403	2,584	4.58%
Total borrowings	107,855	3,256	4.04%	107,086	2,951	3.68%

Total interest-bearing liabilities	399,960	7,407	2.48%	396,287	6,495	2.19%

Demand deposits	68,547			62,889
Other liabilities	4,988			4,252
Shareholders’ equity	75,168			70,860

	$548,663			$534,288
Interest rate spread			3.97%			4.00%
Net interest income/margin		$17,447	4.52%		$16,894	4.47%

	For the Nine Months Ended September 30,
	2005	2004

Total interest income	$23,634	$22,783
Total interest expense	7,407	6,495

Net interest income	$16,227	$16,288
Tax equivalent adjustment	1,220	606

Net interest income (fully taxable equivalent)	$17,447	$16,894

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Operating Data

Net income	$2,948	$2,760	$2,715	$2,780	$2,826
Net interest income	5,412	5,413	5,402	5,891	5,695
Provision for loan losses	180	180	180	150	165
Net Security Gains	556	687	611	641	407
Non-interest income, excluding net security gains	1,728	1,610	1,506	1,266	1,548
Non-interest expense	3,822	3,887	3,621	3,882	3,509

Performance Statistics

Net interest margin	4.49%	4.58%	4.57%	4.84%	4.54%
Annualized return on average assets	2.12%	2.03%	2.01%	2.03%	2.07%
Annualized return on average equity	16.54%	14.81%	14.56%	15.10%	16.07%
Annualized net loan charge-offs to avg loans	0.22%	0.11%	0.15%	0.00%	0.05%
Net charge-offs (recoveries)	180	87	119	75	75
Efficiency ratio	53.5	55.4	52.4	54.2	48.5
Net income per employee	18	17	18	18	18

Per Share Data

Basic earnings per share	$0.89	$0.83	$0.82	$0.83	$0.85
Diluted earnings per share	0.89	0.83	0.82	0.83	0.85
Dividend declared per share	0.47	0.46	0.45	0.71	0.35
Book value	22.43	22.82	21.65	22.03	21.81
Common stock price:
High	45.96	49.90	50.00	50.12	50.75
Low	44.11	44.50	46.30	45.26	44.16
Close	45.00	45.82	49.01	48.00	46.84
Weighted average common shares:
Basic	3,311	3,312	3,311	3,319	3,319
Fully Diluted	3,312	3,314	3,313	3,323	3,324
End-of-period common shares:
Issued	3,332	3,332	3,332	3,332	3,327
Treasury	13	10	10	8	8

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Financial Condition Data:
General
Total assets	$570,419	$573,593	$543,993	$546,703	$559,269
Loans, net	327,159	324,378	319,741	321,167	313,483
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	363,190	382,274	354,301	356,836	373,087
Noninterest-bearing	72,053	72,087	72,708	74,050	70,046

Savings	67,858	70,073	69,097	69,807	75,405
NOW	49,064	54,977	51,831	55,211	58,700
Money Market	26,757	29,745	31,310	32,377	35,356
Time Deposits	147,458	155,392	129,355	125,391	133,580
Total interest-bearing deposits	291,137	310,187	281,593	282,786	303,041

Core deposits*	215,732	226,882	224,946	231,445	239,507
Shareholders’ equity	74,490	75,795	71,911	73,165	72,382

Asset Quality

Non-performing assets	$1,056	$1,721	$1,343	$1,725	$1,525
Non-performing assets to total assets	0.19%	0.30%	0.25%	0.32%	0.27%
Allowance for loan losses	3,492	3,492	3,399	3,338	3,248
Allowance for loan losses to total loans	1.06%	1.07%	1.05%	1.03%	1.03%
Allowance for loan losses to non-performing loans	330.68%	202.91%	253.09%	193.51%	212.98%
Non-performing loans to total loans	0.32%	0.52%	0.42%	0.53%	0.48%

Capitalization

Shareholders’ equity to total assets	13.06%	13.21%	13.22%	13.38%	12.94%

* Core deposits are defined as total deposits less time deposits